Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MERGE HEALTHCARE INCORPORATED (Company) on Form 10-K/A for the year ended December 31, 2011, as filed with the SEC on the date hereof (Report), Jeffery A. Surges, as principal executive officer of the Company, and Steven M.Oreskovich, as principal financial officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 2, 2012	By:	/s/ Jeffery A. Surges
JEFFERY A. SURGES
Chief Executive Officer
(principal executive officer)

Date: July 2, 2012	By:	/s/ Steven M.Oreskovich
Steven M.Oreskovich
Chief Financial Officer
(principal financial officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.